[PHOTO]


Annual Report August 31, 2001


Oppenheimer
Main Street(R) Growth & Income Fund


[LOGO] OppenheimerFunds(R)
       The Right Way to Invest

REPORT HIGHLIGHTS
-----------------------------------------------------------------

      Fund Objective
      Oppenheimer Main Street(R) Growth & Income Fund seeks a high total return.

           CONTENTS

       1   Letter to Shareholders

       2   An Interview
           with Your Fund's
           Managers

       6   Fund Performance

      11   Financial
           Statements

      44   Independent
           Auditors' Report

      45   Federal
           Income Tax
           Information

      46   Officers and
           Directors

Average Annual Total Returns*
             For the 1-Year Period
             Ended 8/31/01

              Without           With
             Sales Chg.        Sales Chg.
Class A      -24.85%             -29.18%
----------------------------------------
Class B      -25.39              -28.91
----------------------------------------
Class C      -25.42              -26.12
----------------------------------------
Class Y      -24.76                  --
----------------------------------------

 Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS
-------------------------------------------------

[PHOTO] John V. Murphy
Chairman, President and Chief Executive Officer
OppenheimerFunds, Inc.

Dear Shareholder,

September 11, 2001, was a tragic day for our country. As you may know, our corporate headquarters were located at Two World Trade Center in New York City. Although we are thankful that all OppenheimerFunds employees were able to safely evacuate the World Trade Center, our thoughts and prayers remain with the countless families whose lives have been affected by these terrible events. As a company and as individuals, we will be forever indebted to the hundreds of law enforcement officers, firefighters and rescue workers who continue to serve so heroically in this time of great need.

   To express our gratitude, we have established a 501(c)3 charity, the "World Trade Center Legacy Relief Fund," in which we will match the first $1 million in donations. All donations will be sent to qualified, pre-screened charities that support the families of victims of this tragic event, such as the American Red Cross and the New York Fire Fighters 9-11 Disaster Relief Fund.
   As the events of September 11 unfolded, OppenheimerFunds quickly and efficiently implemented its emergency recovery plans. By the next day, our portfolio managers, analysts and other employees were overseeing the assets in your fund's portfolio and accessing vital information in real time. And, thanks to our multiple operating locations, well-distributed resources and rigorous back-up procedures, our shareholder-account and Fund investment records remained intact.
   In these difficult times, it is important to remember that our portfolio management team is a sophisticated group of investment professionals with extensive experience. They are diligently monitoring the events that are shaping the financial world and economy. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds portfolio managers are guided by similar principles: broad diversification, a focus on business fundamentals and a long-term investment perspective.
   At OppenheimerFunds we understand that these are trying times for investors. We encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals. Once again, thank you for your continued confidence. We look forward to showing and sharing with you the strength, expertise and resolve which makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/Signature of JOHN V. MURPHY
John V. Murphy
September 24, 2001

                 1 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
-----------------------------------------------------------
[PHOTO]
Portfolio Management Team (l to r)
Charles Albers
Nikolaos Monoyios

How did Oppenheimer Main Street(R) Growth & Income Fund perform over the 12-month period that ended August 31, 2001?
While we are never satisfied with negative returns, we are nonetheless pleased that the Fund outperformed its benchmark, the S&P 500 Index, for the one-year period and provided higher returns than most other funds in the Lipper Large-Cap Core Funds category during a time when major market averages declined significantly.

How did you manage the Fund amid heightened stock market volatility?
As quantitative managers using a highly disciplined investment approach, we carefully evaluate the measurable track records and prospects of individual, large-cap companies. While we also look at economic and market trends, our primary focus is on individual stocks. In fact, over a period of nearly 30 years, our team has utilized sophisticated quantitative investment models that enable us to process large amounts of information for approximately 2,000 stocks.
   This unwavering focus is one of the key strengths of our quantitative approach. It helps us remove emotion and "market noise" from the investment process, enabling us to focus objectively and exclusively on identifying the individual stocks that we think have the greatest potential for attractive returns.

                 2 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

Recent refinements to our statistical models should make them more responsive to rapid changes in market conditions.

What did your quantitative models tell you during the reporting period?
Two primary indications developed in our models over the last year, which were implemented in the construction of our portfolio and helped our performance. First our capitalization model tended to favor smaller capitalization stocks. As a result, we lowered the Fund's weighted average market capitalization from 102% of the S&P 500 Index at the start of the 12-month period to 83% at the end. Second, our stock ranking models awarded higher scores to stocks in industries that are less vulnerable to weak economic conditions.

Did stocks in any individual industry groups rank higher in your model than others?
Yes. Our stock selection model recommended a relatively large number of companies in defensive or less economically sensitive market sectors such as healthcare, consumer staples and utilities. These types of companies tend to hold up better than other groups, such as technology, during market downturns because consumers need their products and services regardless of the state of the economy or stock market. Increased exposure to these defensive areas generally helped the Fund's performance. Another benefit to the Fund's performance was our decision to reduce the portfolio weighting of our technology holdings. Since January 2001, we have owned fewer technology stocks than our benchmark, the S&P 500 Index. The energy sector, however, in which we maintained a sizeable allocation, gave back some of its gains late in the period, when prices fell.

                 3 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Average Annual
Total Returns

For the Periods Ended 9/30/011

Class A
1-Year       5-Year       10-Year
-----------------------------------
-29.40%      7.07%        15.10%
Class B                   Since
1-Year       5-Year       Inception
-----------------------------------
-29.14%      7.23%        10.56%
Class C                   Since
1-Year       5-Year       Inception
-----------------------------------
-26.35%      7.54%        9.83%
Class Y                   Since
-----------------------------------
1-Year       5-Year       Inception
-25.00%      N/A          8.48%

What are your models telling you now?
As of August 31, 2001, our models have continued to assign high rankings to attractively priced stocks of relatively smaller companies. In terms of industry groups, energy companies and utilities have received the highest scores. The healthcare group has also scored well. On the other hand, the technology sector has continued to receive generally low scores. These results suggest that the Fund is likely to remain defensively positioned.
   We are confident that our quantitative approach will continue to help us objectively identify attractive stocks in the large-cap segment of the stock market, regardless of short-term fluctuations in investor sentiment. In fact, the ability to remove emotion and other distractions from the investment process is key to the Fund's investment process, and is an important part of what makes Oppenheimer Main Street Growth & Income Fund The Right Way to Invest.

    1.   See Notes on page 10 for further details.

                 4 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

---------------------------
Portfolio Allocation/2/


Stocks          95.1%
Cash
Equivalents      4.1
Bonds            0.8
---------------------------

Top Five Common Stock Industries/3/
Healthcare/Drugs                                  11.8%
Diversified Financial                              7.6
Oil: Domestic                                      7.6
Insurance                                          6.1
Electric Utilities                                 5.0

Top Ten Common Stock Holdings/3/
General Electric Co.                               2.9%
Microsoft Corp.                                    2.5
Exxon Mobil Corp.                                  2.3
American International Group, Inc.                 1.9
Pfizer, Inc.                                       1.7
Wal-Mart Stores, Inc.                              1.7
Merck & Co., Inc.                                  1.6
International Business Machines Corp.              1.6
Johnson & Johnson                                  1.5
Citigroup, Inc.                                    1.5

2. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on total market value of investments.
3. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on net assets.

                 5 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FUND PERFORMANCE
------------------------------------------------------------------------------
How Has the Fund Performed?

Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended August 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended August 31, 2001, Oppenheimer Main Street Growth & Income Fund's performance was strongly influenced by the results of the statistical models that drive the portfolio managers' investment decisions. The Fund's models evaluate investment opportunities one company at a time according to a variety of objective criteria. The portfolio managers then apply their own professional judgement when constructing the Fund's broadly diversified portfolio. During the reporting period, the Fund's returns were driven by a sector allocation strategy suggested by the models' bottom-up evaluations, which favored the energy, consumer staples and utilities sectors, while reducing the weighting of technology stocks. The Fund also benefited from its focus on smaller companies within the large capitalization range.

Comparing the Fund's performance to the market.
The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2001. In the case of Class A shares, performance is measured over a 10-year period; in the case of Class B shares, from the inception of the class on October 3, 1994; in the case of Class C shares, from the inception of the class on December 1, 1993; and in the case of Class Y shares, from the inception of the class on November 1, 1996. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included. The graphs reflect the deduction of the maximum initial sales charge on

                 6 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestment of all dividends and capital distributions.
   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index, which tend to be securities of larger, well-capitalized companies.

                 7 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FUND PERFORMANCE

   Class A Shares
   Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                       Oppenheimer
                                       Main Street
                                     Growth & Income
                                      Fund (Class A)             S&P 500 Index
        6/30/91                            9,425                     10,000

        6/30/92                           13,146                     11,339

        6/30/93                           19,243                     12,882

        6/30/94                           22,002                     13,062

        6/30/95                           26,517                     16,462

        6/30/96                           32,420                     20,739

        8/31/96/1/                        31,365                     20,242

        8/31/97                           41,116                     28,465

        8/31/98                           42,628                     30,777

        8/31/99                           59,090                     43,028

        8/31/00                           69,576                     50,044

        8/31/01                           52,283                     37,846

   Average Annual Total Returns of Class A Shares of the Fund at 8/31/01 /2/ 1-Year -29.18% 5-Year 9.46% 10-Year 16.13%

   Class B Shares
   Comparison of Change in Value of $10,000 Hypothetical Investments in:

                        Oppenheimer
                        Main Street
                      Growth & Income
                       Fund (Class B)    S&P 500 Index
        10/3/94            10,000            10,000

        6/30/95            11,341            12,017

        6/30/96            13,762            15,138

        8/31/96/1/         13,293            14,776

        8/31/97            17,297            20,778

        8/31/98            17,792            22,466

        8/31/99            24,485            31,408

        8/31/00            28,607            36,530

        8/31/01            21,484            27,626

Average Annual Total Returns of Class B Shares of the Fund at 8/31/01 /2/ 1-Year -28.91% 5-Year 9.66% Since Inception 11.70%

1. The Fund changed its fiscal year end from 6/30 to 8/31.
2. See Notes on page 10 for further details.

                 8 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]

                         Oppenheimer Main
                         Street Growth &           S&P 500
                      Income Fund (Class C)         Index
       12/01/93             $10,000                $10,000
       12/31/93              10,467                 10,121
       03/31/94              10,415                  9,738
       06/30/94               9,856                  9,778
       09/30/94              10,412                 10,256
       12/31/94              10,225                 10,254
       03/31/95              11,011                 11,251
       06/30/95              11,790                 12,324
       09/30/95              12,791                 13,302
       12/31/95              13,269                 14,103
       03/31/96              13,993                 14,859
       06/30/96              14,308                 15,525
       08/31/96/1/           13,825                 15,153
       11/30/96              15,544                 17,689
       02/28/97              16,056                 18,566
       05/31/97              16,917                 20,020
       08/31/97              17,982                 21,309
       11/30/97              18,782                 22,731
       02/28/98              20,254                 25,061
       05/31/98              21,326                 26,157
       08/31/98              18,505                 23,040
       11/30/98              22,150                 28,114
       02/28/99              23,437                 30,013
       05/31/99              24,740                 31,658
       08/31/99              25,460                 32,211
       11/30/99              26,054                 33,988
       02/29/00              26,137                 33,533
       05/31/00              27,481                 34,972
       08/31/00              29,754                 37,463
       11/30/00              24,733                 32,552
       02/28/01              23,793                 30,785
       05/31/01              24,402                 31,283
       08/31/01              22,192                 28,332

Average Annual Total Returns of Class C Shares of the Fund at 8/31/01/2/
1-Year   -26.12%        5-Year   9.93%        Since Inception   10.83%

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]

                               Oppenheimer Main
                                Street Growth &          S&P 500
                             Income Fund (Class Y)        Index
        11/1/96                    $10,000               $10,000
       11/30/96                     10,623                10,755
        2/28/97                     11,007                11,288
        5/31/97                     11,632                12,172
        8/31/97                     12,398                12,957
       11/30/97                     12,976                13,821
        2/28/98                     14,025                15,238
        5/31/98                     14,804                15,904
        8/31/98                     12,879                14,009
       11/30/98                     15,418                17,094
        2/28/99                     16,375                18,249
        5/31/99                     17,333                19,249
        8/31/99                     17,882                19,585
       11/30/99                     18,339                20,666
        2/29/00                     18,443                20,389
        5/31/00                     19,432                21,264
        8/31/00                     21,101                22,779
       11/30/00                     17,583                19,792
        2/28/01                     16,949                18,718
        5/31/01                     17,422                19,021
        8/31/01                     15,877                17,226

Average Annual Total Returns of Class Y Shares of the Fund at 8/31/01/2/
1-Year   -24.76%        Since Inception   10.04%

The performance information in the graphs for the S&P 500 Index begins on 6/30/91 for Class A, 9/30/94 for Class B, 11/30/93 for Class C and 10/31/96 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                9 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 2/3/88. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/3/94. Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01, therefore no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/1/96. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                 10 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS August 31, 2001

                                                                    Market Value
                                                         Shares       See Note 1
================================================================================
Common Stocks--96.2%
--------------------------------------------------------------------------------
Basic Materials--1.3%
--------------------------------------------------------------------------------
Chemicals--0.7%
Air Products & Chemicals, Inc.                           377,100     $15,989,040
Cabot Corp.                                               35,300       1,425,061
Cabot Microelectronics Corp./1/                          191,300      13,400,565
Du Pont (E.I.) de Nemours & Co.                        1,145,882      46,946,786
Ecolab, Inc.                                             103,500       4,148,280
Engelhard Corp.                                          206,700       5,401,071
Goodrich Corp.                                           170,700       5,470,935
International Flavors & Fragrances, Inc.                  40,400       1,218,060
Universal Corp.                                           74,900       3,178,007
                                                                  --------------
                                                                      97,177,805

Metals--0.4%
Alcan, Inc.                                            1,105,000      40,133,600
Alcoa, Inc.                                              188,000       7,166,560
Freeport-McMoRan Copper & Gold, Inc., Cl. A/1/            30,000         334,500
Freeport-McMoRan Copper & Gold, Inc., Cl. B/1/           156,400       1,936,232
Reliance Steel & Aluminum Co.                             31,500         850,500
                                                                  --------------
                                                                      50,421,392

Paper--0.2%
Pactiv Corp./1/                                          434,000       6,891,920
Rayonier, Inc.                                           109,400       5,087,100
Weyerhaeuser Co.                                         201,500      11,435,125
                                                                  --------------
                                                                      23,414,145

--------------------------------------------------------------------------------
Capital Goods--6.4%
--------------------------------------------------------------------------------
Aerospace/Defense--1.1%
Alliant Techsystems, Inc./1/                              45,600       4,744,680
Boeing Co.                                               591,800      30,300,160
General Dynamics Corp.                                   562,400      44,407,104
Lockheed Martin Corp.                                  1,340,000      53,412,400
Precision Castparts Corp.                                 35,100       1,205,334
Raytheon Co.                                             853,800      22,446,402
Rockwell Collins, Inc.                                   262,100       5,325,872
                                                                  --------------
                                                                     161,841,952

Electrical Equipment--3.1%
AVX Corp.                                                445,100       9,413,865
EMCOR Group, Inc./1/                                      46,500       1,813,035
General Electric Co.                                  10,403,300     426,327,234

                 11 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
Electrical Equipment Continued
Molex, Inc., Cl. A                                       299,600  $    7,885,472
Rockwell International Corp.                             195,800       3,142,590
                                                                  --------------
                                                                     448,582,196

Industrial Services--0.2%
CONSOL Energy, Inc.                                      113,800       2,958,800
Miller (Herman), Inc.                                    146,900       3,352,258
Peabody Energy Corp.                                     157,500       4,473,000
Professional Detailing, Inc./1/                           12,100         363,242
Teekay Shipping Corp.                                     34,100       1,224,190
Valassis Communications, Inc./1/                          27,300         966,966
Viad Corp.                                                59,500       1,564,850
Waste Management, Inc.                                   357,200      11,048,196
                                                                  --------------
                                                                      25,951,502

Manufacturing--2.0%
American Standard Cos., Inc./1/                          340,000      23,749,000
Avery-Dennison Corp.                                     409,900      21,072,959
Ball Corp.                                                17,800         937,170
Bemis Co., Inc.                                           58,600       2,564,336
Caterpillar, Inc.                                        291,300      14,565,000
Cooper Industries, Inc.                                  315,800      17,732,170
Dover Corp.                                              193,600       6,954,112
Eaton Corp.                                               28,000       2,014,040
Honeywell International, Inc.                            208,000       7,750,080
Mettler-Toledo International, Inc./1/                     69,800       3,194,746
Minnesota Mining & Manufacturing Co.                     970,500     101,029,050
Oakley, Inc./1/                                           43,400         592,410
Tektronix, Inc./1/                                       152,500       2,979,850
Tyco International Ltd.                                1,164,002      60,469,904
United Technologies Corp.                                425,000      29,070,000
                                                                  --------------
                                                                     294,674,827

Communication Services--3.2%
Telecommunications: Long Distance--1.6%
AT&T Corp.                                             2,700,900      51,425,136
Sprint Corp. (Fon Group)                               1,580,000      36,877,200
Verizon Communications, Inc.                           2,721,910     136,095,500
WorldCom, Inc./MCI Group                                  18,648         240,373
WorldCom, Inc./WorldCom Group/1/                         466,200       5,995,332
                                                                  --------------
                                                                     230,633,541

                 12 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
Telephone Utilities--1.3%
BellSouth Corp.                                        2,521,200  $   94,040,760
SBC Communications, Inc.                               2,445,200     100,033,132
                                                                  --------------
                                                                     194,073,892

Telecommunications: Wireless--0.3%
Amdocs Ltd./1/                                           398,000      15,243,400
AT&T Wireless Services, Inc./1/                        1,637,056      25,374,368
Metro One Telecommunication, Inc./1/                      88,800       2,815,848
                                                                  --------------
                                                                      43,433,616

Consumer Cyclicals--9.2%
Autos & Housing--1.2%
Beazer Homes USA, Inc./1/                                 17,300       1,122,770
Centex Construction Products, Inc.                        15,200         485,792
Centex Corp.                                             334,500      14,651,100
D.R. Horton, Inc.                                        145,800       3,679,992
Ford Motor Co.                                         1,805,226      35,869,841
Fortune Brands, Inc.                                     198,000       7,573,500
General Motors Corp.                                     425,100      23,274,225
Johnson Controls, Inc.                                    28,700       2,102,275
KB Home                                                  298,200       9,652,734
Lafarge North America, Inc.                               48,300       1,774,542
Lear Corp./1/                                            133,500       4,838,040
Lennar Corp.                                              89,900       4,005,045
Masco Corp.                                              295,200       7,622,064
NVR, Inc./1/                                             129,200      20,801,200
Pulte Homes, Inc.                                         65,215       2,468,388
Ryland Group, Inc. (The)                                 219,700      11,819,860
Stanley Works (The)                                      105,700       4,427,773
Toll Brothers, Inc./1/                                   377,700      13,899,360
Vulcan Materials Co.                                      20,500         984,205
Whirlpool Corp.                                           52,000       3,433,040
York International Corp.                                  35,200       1,337,600
                                                                  --------------
                                                                     175,823,346

Consumer Services--0.7%
Boron, LePore & Associates, Inc./1/                       31,200         460,512
Cendant Corp./1/                                       1,775,800      33,864,506
Dun & Bradstreet Corp./1/                                 31,500       1,050,840
Fluor Corp.                                              253,600      11,495,688
H&R Block, Inc.                                          471,600      18,349,956
IMS Health, Inc.                                         889,700      23,683,814

                 13 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
Consumer Services Continued
Moody's Corp.                                            111,300  $    3,827,607
--------------------------------------------------------------------------------
Omnicom Group, Inc.                                      168,900      13,138,731
Rent-A-Center, Inc./1/                                    29,300         791,100
                                                                  --------------
                                                                     106,662,754

Leisure & Entertainment--0.9%
Activision, Inc./1/                                       86,200       3,193,710
Brunswick Corp.                                          390,500       8,508,995
GTech Holdings Corp./1/                                   70,300       2,318,494
Harley-Davidson, Inc.                                    737,100      35,815,689
International Game Technology/1/                         377,800      20,219,856
Marriott International, Inc., Cl. A                      577,600      25,327,760
Mattel, Inc.                                              62,600       1,126,174
MGM Mirage, Inc./1/                                      340,422       9,923,301
Park Place Entertainment Corp./1/                        971,200      10,323,856
Starwood Hotels & Resorts Worldwide, Inc.                215,300       7,287,905
WMS Industries, Inc./1/                                  101,400       2,157,792
                                                                  --------------
                                                                     126,203,532

Media--0.5%
Deluxe Corp.                                              67,600       2,218,632
Harland (John H.) Co.                                    171,500       3,987,375
Harte-Hanks, Inc.                                        233,700       5,571,408
Havas Advertising SA, ADR                                110,555       1,000,523
Knight-Ridder, Inc.                                      111,500       6,756,900
McGraw-Hill Cos., Inc. (The)                             261,100      15,470,175
New York Times Co., Cl. A                                292,300      12,495,825
R.H. Donnelley Corp./1/                                  190,000       5,700,000
Readers Digest Assn., Inc. (The), Cl. A                  525,500       9,826,850
Tribune Co.                                              263,100      10,371,402
                                                                  --------------
                                                                      73,399,090

Retail: General--3.0%
Costco Wholesale Corp./1/                                853,400      31,925,694
Dillard's, Inc., Cl. A                                   255,200       4,568,080
Dollar General Corp.                                      72,900       1,257,525
Federated Department Stores, Inc./1/                     804,300      29,204,133
Kohl's Corp./1/                                          537,000      29,803,500
May Department Stores Co.                              1,075,600      36,193,940
Sears Roebuck & Co.                                    1,373,500      58,717,125
Wal-Mart Stores, Inc.                                  5,140,200     246,986,610
                                                                  --------------
                                                                     438,656,607

                 14 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
Retail: Specialty--2.5%
American Eagle Outfitters, Inc./1/                       142,600  $    3,671,950
AnnTaylor Stores Corp./1/                                 82,200       2,753,700
Bed Bath & Beyond, Inc./1/                               101,000       2,913,850
BJ's Wholesale Club, Inc./1/                             377,800      18,512,200
Blockbuster, Inc., Cl. A                                  57,200       1,227,512
Chico's FAS, Inc./1/                                     127,800       4,830,840
Christopher & Banks Corp./1/                              68,400       1,954,188
Gap, Inc.                                                903,200      17,747,880
Genesco, Inc./1/                                          29,600         680,800
Home Depot, Inc.                                       2,907,000     133,576,650
Hot Topic, Inc./1/                                       192,700       6,407,275
Intimate Brands, Inc., Cl. A                             149,500       2,057,120
Limited, Inc. (The)                                      464,000       6,542,400
Men's Wearhouse, Inc. (The)/1/                            37,700         957,580
Nike, Inc., Cl. B                                        780,500      39,025,000
Pacific Sunwear of California, Inc./1/                    34,500         567,525
Pier 1 Imports, Inc.                                      30,100         365,715
Reebok International Ltd./1/                             201,700       5,423,713
Ross Stores, Inc.                                        544,000      15,939,200
Talbots, Inc. (The)                                      461,900      17,145,728
Target Corp.                                           1,146,300      39,719,295
Tiffany & Co.                                             89,000       2,772,350
TJX Cos., Inc.                                           934,300      32,793,930
Venator Group, Inc./1/                                     8,800         157,960
                                                                  --------------
                                                                     357,744,361

Textile/Apparel & Home Furnishings--0.4%
Abercrombie & Fitch Co., Cl. A1                          426,400      12,936,976
Coach, Inc./1/                                           391,798      14,222,267
Jones Apparel Group, Inc./1/                             358,659      11,441,222
Liz Claiborne, Inc.                                      356,800      18,714,160
Tommy Hilfiger Corp./1/                                   95,400       1,230,660
Too, Inc./1/                                             164,974       4,540,084
VF Corp.                                                  31,800       1,099,326
                                                                  --------------
                                                                      64,184,695

Consumer Staples--11.5%
Beverages--2.2%
Anheuser-Busch Cos., Inc.                              2,300,000      98,992,000
Coca-Cola Co. (The)                                    3,223,400     156,882,878
Pepsi Bottling Group, Inc. (The)                         206,500       9,116,975
PepsiCo, Inc.                                          1,193,830      56,110,010
                                                                  --------------
                                                                     321,101,863


            15 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS Continued


                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
Broadcasting--0.0%
EchoStar Communications Corp., Cl. A/1/                   61,300  $    1,726,208

Education--0.0%
Apollo Group, Inc., Cl. A/1/                             114,700       4,515,739
ITT Educational Services, Inc./1/                         61,300       2,043,742
                                                                  --------------
                                                                       6,559,481

Entertainment--1.3%
Applebee's International, Inc.                            83,450       2,695,435
Brinker International, Inc./1/                           686,000      18,247,600
CEC Entertainment, Inc./1/                               121,600       4,578,240
Darden Restaurants, Inc.                                 794,300      22,732,866
Disney (Walt) Co.                                        163,400       4,155,262
Liberty Media Corp., Cl. A/1/                            930,300      14,140,560
McDonald's Corp.                                       1,661,500      49,894,845
Midway Games, Inc./1/                                      4,100          60,065
Ruby Tuesday, Inc.                                       588,000      10,701,600
Ryan's Family Steak Houses, Inc./1/                      100,000       1,741,000
Starbucks Corp./1/                                       512,300       8,642,501
THQ, Inc./1/                                              85,800       4,560,270
Viacom, Inc., Cl. B                                      820,348      34,782,755
Wendy's International, Inc.                              482,500      13,698,175
                                                                  --------------
                                                                     190,631,174

Food--2.8%
Archer-Daniels-Midland Co.                             1,143,975      15,363,584
Campbell Soup Co.                                      1,091,500      30,769,385
ConAgra Foods, Inc.                                    1,390,900      31,921,155
Heinz (H.J.) Co.                                         329,300      14,877,774
Hershey Foods Corp.                                      480,500      30,982,640
Kellogg Co.                                              211,500       6,765,885
Kraft Foods, Inc., Cl. A/1/                            1,800,300      58,059,675
Ralston Purina Co.                                       255,800       8,359,544
Sara Lee Corp.                                         2,408,581      52,988,782
Sysco Corp.                                            2,020,000      56,600,400
Unilever NV, NY Shares                                 1,145,500      69,978,595
Wrigley William Jr. Co.                                  610,800      30,625,512
                                                                  --------------
                                                                     407,292,931

Food & Drug Retailers--1.7%
Albertson's, Inc.                                        117,400       4,107,826
CVS Corp.                                              1,439,200      51,969,512
Duane Reade, Inc./1/                                      39,100       1,384,140

                 16 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
Food & Drug Retailers Continued
Express Scripts, Inc./1/                                 99,800   $   5,341,296
Fleming Cos., Inc.                                       75,500       2,234,800
Kroger Co. (The)/1/                                   1,542,900      41,071,998
Safeway, Inc./1/                                      1,468,700      66,253,057
Walgreen Co.                                          2,108,400      72,423,540
Whole Foods Market, Inc./1/                              46,800       1,646,892
Winn-Dixie Stores, Inc.                                  80,300       1,802,735
                                                                  --------------
                                                                    248,235,796

Household Goods--1.8%
Avon Products, Inc.                                     351,500      16,214,695
Colgate-Palmolive Co.                                   761,700      41,246,055
Energizer Holdings, Inc./1/                               7,166         126,623
Gillette Co.                                          1,149,900      35,244,435
Kimberly-Clark Corp.                                    165,500      10,269,275
Procter & Gamble Co.                                  2,150,500     159,459,575
                                                                  --------------
                                                                    262,560,658

Tobacco--1.7%
Philip Morris Cos., Inc.                              3,861,600     183,039,840
R.J. Reynolds Tobacco Holdings, Inc.                    985,900      56,935,725
UST, Inc.                                               175,600       5,794,800
                                                                  --------------
                                                                    245,770,365

Energy--11.5%
Energy Services--1.1%
Baker Hughes, Inc.                                      180,000       5,929,200
BJ Services Co./1/                                      469,500      10,530,885
ENSCO International, Inc.                             1,838,300      33,530,592
Global Marine, Inc./1/                                  977,600      14,077,440
Halliburton Co.                                         264,800       7,377,328
Headwaters, Inc./1/                                      37,700         372,853
Helmerich & Payne, Inc.                                  37,500       1,146,000
Massey Energy Co.                                        84,100       1,652,565
Noble Drilling Corp./1/                                 176,200       4,792,640
Progress Energy, Inc., Contingent Value
Obligation/1/                                           700,000         308,000
Santa Fe International Corp.                            899,900      22,767,470
Schlumberger Ltd.                                       394,400      19,325,600
Seacor Holdings, Inc./1/                                189,600       8,814,504
Smith International, Inc./1/                            272,500      12,644,000
Tidewater, Inc.                                         161,400       5,021,154
Varco International, Inc./1/                            303,200       4,602,576
                                                                  --------------
                                                                    152,892,807

                 17 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------


                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Oil: Domestic--7.6%
Amerada Hess Corp.                                       548,800  $   42,647,248
Anadarko Petroleum Corp.                                 560,500      29,005,875
Ashland, Inc.                                             32,900       1,394,960
Brown (Tom), Inc./1/                                   1,496,800      35,623,840
Burlington Resources, Inc.                               889,200      33,789,600
Cabot Oil & Gas Corp., Cl. A                             270,100       6,039,436
Chevron Corp.                                          1,138,000     103,273,500
Conoco, Inc., Cl. A                                      990,500      29,368,325
Conoco, Inc., Cl. B                                    1,180,400      34,963,448
Devon Energy Corp.                                       122,900       5,686,583
EOG Resources, Inc.                                      822,800      26,016,936
Exxon Mobil Corp.                                      8,436,296     338,717,284
Frontier Oil Corp./2/                                  2,443,600      41,785,560
Kerr/McGee Corp.                                         407,900      23,825,439
Murphy Oil Corp.                                         740,900      55,937,950
Newfield Exploration Co./1/                              240,200       7,916,992
Occidental Petroleum Corp.                             1,393,200      38,340,864
Phillips Petroleum Co.                                   556,000      31,970,000
Stone Energy Corp./1/                                    302,300      11,487,400
Sunoco, Inc.                                              33,900       1,282,437
Tesoro Petroleum Corp./1/                                328,500       4,296,780
Texaco, Inc.                                           1,555,200     108,319,680
Tosco Corp.                                              728,200      33,788,480
Ultramar Diamond Shamrock Corp.                           74,800       3,862,672
Unocal Corp.                                             612,700      21,628,310
USX-Marathon Group, Inc.                                 852,000      26,846,520
                                                                  --------------
                                                                   1,097,816,119

Oil: International--2.8%
Anderson Exploration Ltd.                              2,802,525      47,730,250
Canadian 88 Energy Corp./1,2/                         10,332,300      15,930,712
Canadian Hunter Exploration Ltd./1/                    2,639,300      50,654,264
Canadian Natural Resources Ltd.                        1,885,990      51,465,955
Husky Energy, Inc.                                       490,810       5,050,267
Paramount Resources Ltd./1/                            1,798,400      14,328,263
Rio Alto Exploration Ltd./1/                           1,070,750      13,055,400
Royal Dutch Petroleum Co., NY Shares                   2,659,700     150,618,811
Talisman Energy, Inc.                                  1,446,300      55,469,025
                                                                  --------------
                                                                     404,302,947

                 18 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Financial--19.3%
Banks--4.1%
American Home Mortgage Holdings, Inc.                     17,600    $    262,240
Astoria Financial Corp.                                   58,000       3,422,000
Bank of America Corp.                                  2,529,600     155,570,400
Bank of New York Co., Inc. (The)                         540,500      21,457,850
Bank One Corp.                                           944,500      32,764,705
BB&T Corp.                                               524,000      19,272,720
Charter One Financial, Inc.                              274,700       8,021,240
City National Corp.                                       24,500       1,140,230
Comerica, Inc.                                           762,400      45,553,400
Commerce Bancorp, Inc.                                    36,300       2,452,065
Cullen/Frost Bankers, Inc.                                39,700       1,419,275
Downey Financial Corp.                                    21,100       1,007,525
Fifth Third Bancorp                                       60,805       3,544,931
First Tennessee National Corp.                           123,900       3,990,819
FleetBoston Financial Corp.                              373,100      13,741,273
Hibernia Corp., Cl. A                                     59,000       1,020,110
Investors Financial Services Corp.                        39,300       2,517,165
J.P. Morgan Chase & Co.                                1,235,700      48,686,580
KeyCorp                                                  158,400       3,975,840
Legg Mason, Inc.                                          67,800       3,031,338
Marshall & Ilsley Corp.                                   16,900         939,978
Mellon Financial Corp.                                   830,600      29,278,650
National City Corp.                                      955,100      29,483,937
North Fork Bancorp, Inc.                                 267,100       7,959,580
Northern Trust Corp.                                     283,600      16,080,120
PNC Financial Services Group                             974,200      64,871,978
SouthTrust Corp.                                         145,200       3,537,072
State Street Corp.                                       148,700       7,220,872
SunTrust Banks, Inc.                                     156,800      10,709,440
TCF Financial Corp.                                       97,800       4,440,120
U.S. Bancorp                                             419,570      10,170,377
Wachovia Corp.                                            50,000       3,482,500
Wells Fargo Co.                                          757,900      34,870,979
Zions Bancorp                                             36,900       2,112,894
                                                                    ------------
                                                                     598,010,203

Diversified Financial--7.6%
Affiliated Managers Group, Inc./1/                        49,600       3,516,640
AMBAC Financial Group, Inc.                               93,200       5,517,440
American Express Co.                                   1,333,000      48,547,860

                 19 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Diversified Financial Continued
AmeriCredit Corp./1/                                     229,700  $   10,602,952
Bear Stearns Cos., Inc.                                  338,100      17,645,439
Capital One Financial Corp.                              816,100      45,383,321
Certegy, Inc./1/                                          17,950         616,762
Citigroup, Inc.                                        4,796,305     219,430,954
Concord EFS, Inc./1/                                      79,200       4,155,624
Countrywide Credit Industries, Inc.                      598,900      24,854,350
eFunds Corp./1/                                           93,947       1,623,404
Fannie Mae                                             2,003,300     152,671,493
Franklin Resources, Inc.                                 122,500       5,026,175
Freddie Mac                                            1,627,600     102,343,488
Goldman Sachs Group, Inc. (The)                          527,000      42,212,700
Heller Financial, Inc.                                    54,200       2,886,692
Household International, Inc.                          1,154,700      68,242,770
Instinet Group, Inc./1/                                  175,000       2,066,750
John Hancock Financial Services, Inc.                  1,270,000      50,736,500
Lehman Brothers Holdings, Inc.                           734,200      48,200,230
MBNA Corp.                                                93,000       3,232,680
Merrill Lynch & Co., Inc.                                263,000      13,570,800
MGIC Investment Corp.                                    509,400      35,607,060
Morgan Stanley Dean Witter & Co.                       1,061,300      56,620,355
Neuberger Berman, Inc.                                    26,850       1,173,882
PMI Group, Inc. (The)                                    621,300      40,508,760
Providian Financial Corp.                                888,100      34,689,186
SEI Investments Co.                                      249,200      10,227,168
Simon Property Group, Inc.                               150,000       4,395,000
Stilwell Financial, Inc.                                 487,100      13,931,060
USA Education, Inc.                                      453,200      35,897,972
                                                                  --------------
                                                                   1,106,135,467

Insurance--6.1%
Aetna, Inc./1/                                           127,300       3,806,270
AFLAC, Inc.                                            1,976,800      54,401,536
Allmerica Financial Corp.                                214,200      11,410,434
Allstate Corp.                                         2,414,600      81,927,378
American International Group, Inc.                     3,533,205     276,296,631
Aon Corp.                                                 69,700       2,589,355
Chubb Corp.                                              337,500      22,781,250
Cigna Corp.                                              782,100      70,389,000
Cincinnati Financial Corp.                               142,400       5,696,000
Everest Re Group Ltd.                                     74,100       4,809,090
Fidelity National Financial, Inc.                        665,210      16,124,690

                 20 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Insurance Continued
First Health Group Corp./1/                              37,800     $  1,058,400
Gallagher (Arthur J.) & Co.                              64,100        1,699,291
Hartford Financial Services Group, Inc.                 518,000       33,566,400
Jefferson-Pilot Corp.                                   343,000       15,956,360
Lincoln National Corp.                                  669,400       33,376,284
Loews Corp.                                             807,700       39,431,914
Marsh & McLennan Cos., Inc.                             263,500       24,479,150
MBIA, Inc.                                              364,200       19,670,442
MetLife, Inc.                                         3,030,000       92,415,000
Old Republic International Corp.                          2,100           56,385
Phoenix Cos., Inc. (The)/1/                             355,100        6,054,455
Progressive Corp.                                       139,400       18,020,238
Radian Group, Inc.                                       48,600        1,949,346
St. Paul Cos., Inc.                                     924,900       38,873,547
UnumProvident Corp.                                     232,600        6,517,452
                                                                    ------------
                                                                     883,356,298

Real Estate Investment Trusts--0.2%
Equity Office Properties Trust                          524,300       16,824,787
Equity Residential Properties Trust                     143,300        8,441,803
Indymac Mortgage Holdings, Inc./1/                       41,900        1,104,903
                                                                    ------------
                                                                      26,371,493

Savings & Loans--1.3%
Dime Bancorp, Inc.                                      481,000       18,566,600
Golden State Bancorp, Inc.                            1,049,900       31,517,998
Golden West Financial Corp.                             646,500       37,412,955
Greenpoint Financial Corp.                              148,100        5,849,950
Washington Mutual, Inc.                               2,570,300       96,232,032
                                                                    ------------
                                                                     189,579,535

Healthcare--14.9%
Healthcare/Drugs--11.8%
Abbott Laboratories                                     843,200       41,907,040
American Home Products Corp.                            574,000       32,144,000
Amgen, Inc./1/                                        1,612,300      103,670,890
Apogent Technologies, Inc./1/                            39,800          956,792
Barr Laboratories, Inc./1/                               65,300        5,468,222
Biogen, Inc./1/                                         237,400       14,329,464
Bristol-Myers Squibb Co.                              3,141,200      176,346,968
Chiron Corp./1/                                         435,000       20,279,700
CIMA Labs, Inc./1/                                       12,800          685,184
Forest Laboratories, Inc./1/                            880,900       64,314,509

                 21 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------


                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Healthcare/Drugs Continued
Genentech, Inc./1/                                    1,138,200     $ 52,243,380
Genzyme Corp. (General Division)/1/                     498,400       28,229,376
HCA, Inc.                                             2,245,300      102,700,022
IVAX Corp./1/                                           532,400       17,920,584
Johnson & Johnson                                     4,259,768      224,532,371
King Pharmaceuticals, Inc./1/                            61,200        2,646,900
LifePoint Hospitals, Inc./1/                             78,800        3,371,852
Lilly (Eli) & Co.                                     1,728,400      134,175,692
Merck & Co., Inc.                                     3,553,000      231,300,300
Monsanto Co.                                             65,100        2,220,561
Mylan Laboratories, Inc.                                173,100        5,710,569
Pfizer, Inc.                                          6,523,625      249,920,074
Pharmacia Corp.                                         652,600       25,842,960
Respironics, Inc./1/                                     25,000          837,750
Schering-Plough Corp.                                 2,321,700       88,526,421
Serologicals Corp./1/                                    25,000          476,245
Taro Pharmaceutical Industries Ltd./1/                  190,400        8,092,000
UnitedHealth Group, Inc.                              1,057,100       71,946,226
XOMA Ltd./1/                                              4,000           45,840
Zimmer Holdings, Inc./1/                                308,900        8,402,080
                                                                 ---------------
                                                                   1,719,243,972

Healthcare/Supplies & Services--3.1%
AdvancePCS, Inc./1/                                     294,700       22,090,712
Alberto-Culver Co., Cl. B                                42,600        1,834,782
Allergan, Inc.                                          438,800       31,703,300
Baxter International, Inc.                            1,400,000       72,240,000
Beckman Coulter, Inc.                                    36,400        1,664,208
Becton, Dickinson & Co.                                  61,800        2,220,474
Biosite, Inc./1/                                         23,600          624,692
Cardinal Health, Inc.                                   379,400       27,673,436
Caremark Rx, Inc./1/                                    442,300        7,726,981
Covance, Inc./1/                                         53,000        1,018,660
Cytyc Corp./1/                                          153,500        3,719,305
DaVita, Inc./1/                                          34,000          702,100
Health Management Assn., Inc., Cl. A/1/                 171,600        3,423,420
Health Net, Inc./1/                                      49,600          935,952
Laboratory Corp. of America Holdings, Inc./1/           170,400       13,274,160
Lincare Holdings, Inc./1/                                98,000        2,784,180
Manor Care, Inc./1/                                     281,200        7,910,156
Medtronic, Inc.                                       1,005,900       45,808,686


                 22 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Healthcare/Supplies & Services Continued
Option Care, Inc./1/                                      29,000  $      437,900
Oxford Health Plans, Inc./1/                             623,200      18,683,536
Patterson Dental Co./1/                                  265,200       9,093,708
PerkinElmer, Inc.                                         47,100       1,510,968
Pharmaceutical Product Development, Inc./1/              152,400       4,596,384
Quest Diagnostics, Inc./1/                               210,000      13,156,500
ResMed, Inc./1/                                          115,100       6,324,745
Schein (Henry), Inc./1/                                   40,500       1,470,960
St. Jude Medical, Inc./1/                                 87,800       6,040,640
Stryker Corp.                                            122,500       6,716,675
SurModics, Inc./1/                                        18,200         848,120
Techne Corp./1/                                           95,600       3,029,564
Tenet Healthcare Corp./1/                              1,325,600      73,464,752
Triad Hospitals, Inc./1/                                  84,800       3,065,520
Trigon Healthcare, Inc./1/                               263,700      17,074,575
Universal Health Services, Inc., Cl. B/1/                422,500      19,984,250
Varian Medical Systems, Inc./1/                           13,600         897,600
WellPoint Health Networks, Inc./1/                       140,100      14,917,848
                                                                  --------------
                                                                     448,669,449

Technology--10.4%
Computer Hardware--2.5%
Agilent Technologies, Inc./1/                            110,400       2,925,600
Compaq Computer Corp.                                  2,180,000      26,923,000
Dell Computer Corp./1/                                 2,262,200      48,365,836
Digital Lightwave, Inc./1/                                80,000       1,180,000
EMC Corp./1/                                             419,700       6,488,562
Hewlett-Packard Co.                                    1,532,700      35,573,967
International Business Machines Corp.                  2,288,300     228,830,000
Microsemi Corp./1/                                       111,400       3,174,900
Pitney Bowes, Inc.                                       181,800       7,906,482
Pixelworks, Inc./1/                                       92,200       1,375,624
                                                                  --------------
                                                                     362,743,971

Computer Services--1.0%
Affiliated Computer Services, Inc., Cl. A/1/              38,900       3,180,853
Automatic Data Processing, Inc.                          487,800      25,248,528
DST Systems, Inc./1/                                     111,000       5,311,350
First Data Corp.                                       1,008,400      66,403,140
Paychex, Inc.                                          1,281,950      47,521,887
Sungard Data Systems, Inc./1/                            130,400       3,083,960
                                                                  --------------
                                                                     150,749,718

                 23 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS Continued
                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
Computer Software--4.7%
Adobe Systems, Inc.                                      681,500  $   22,905,215
AOL Time Warner, Inc./1/                               3,782,327     141,269,913
Cadence Design Systems, Inc./1/                          133,300       2,929,934
Electronic Data Systems Corp.                            840,200      49,554,996
McData Corp., Cl. A/1/                                    80,548       1,150,225
Microsoft Corp./1/                                     6,318,400     360,464,720
Oracle Corp./1/                                        6,741,900      82,318,599
Peoplesoft, Inc./1/                                      202,000       6,964,960
Sabre Holdings Corp./1/                                  323,800      13,657,884
SERENA Software, Inc./1/                                  13,700         160,290
                                                                  --------------
                                                                     681,376,736

Communications Equipment--0.5%
BISYS Group, Inc. (The)/1/                                58,300       3,375,570
Cisco Systems, Inc./1/                                 4,221,200      68,932,196
Nortel Networks Corp.                                    577,000       3,612,020
                                                                  --------------
                                                                      75,919,786

Electronics--1.4%
General Motors Corp., Cl. H/1/                           231,300       4,313,745
Grainger (W.W.), Inc.                                     46,700       1,975,877
Intel Corp.                                            5,055,300     141,346,188
Linear Technology Corp.                                  550,700      22,622,756
Micron Technology, Inc./1/                               271,900      10,226,159
NVIDIA Corp./1/                                           76,000       6,437,960
Xilinx, Inc./1/                                          444,400      17,349,376
                                                                  --------------
                                                                     204,272,061

Photography--0.3%
Eastman Kodak Co.                                      1,003,700      44,835,279

Transportation--2.0%
Air Transportation--0.6%
Continental Airlines, Inc., Cl. B/1/                     710,978      31,012,860
Southwest Airlines Co.                                 3,032,250      54,246,953
                                                                  --------------
                                                                      85,259,813

Railroads & Truckers--0.7%
Burlington Northern Santa Fe Corp.                     1,174,500      31,840,695
CSX Corp.                                                100,600       3,555,204
Union Pacific Corp.                                      889,300      47,373,011
XTRA Corp./1/                                            246,000      13,520,160
                                                                  --------------
                                                                      96,289,070

                 24 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
Shipping--0.7%
Expeditors International of Washington, Inc.              26,400  $    1,342,704
FedEx Corp./1/                                           148,700       6,260,270
United Parcel Service, Inc., Cl. B                     1,780,900      98,359,107
                                                                  --------------
                                                                     105,962,081

Utilities--6.5%
Electric Utilities--5.0%
Allegheny Energy, Inc.                                   333,000      14,678,640
ALLETE, Inc.                                              49,400       1,292,304
Ameren Corp.                                             294,500      12,148,125
American Electric Power Co., Inc.                      1,197,300      54,800,421
Cinergy Corp.                                            127,100       4,092,620
CMS Energy Corp.                                         102,000       2,392,920
Conectiv, Inc.                                           146,000       3,474,800
Consolidated Edison Co. of New York, Inc.                392,700      16,061,430
Dominion Resources, Inc.                               1,042,500      65,625,375
DPL, Inc.                                                 30,400         788,880
DTE Energy Co.                                           585,000      25,324,650
Duke Energy Corp.                                      2,249,600      88,431,776
Energy East Corp.                                         67,600       1,423,656
Entergy Corp.                                            834,400      32,141,088
Exelon Corp.                                           1,357,675      74,129,055
FirstEnergy Corp.                                        523,300      17,211,337
FPL Group, Inc.                                          652,700      35,474,245
KeySpan Corp.                                             57,000       1,841,100
Mirant Corp./1/                                        1,045,267      29,946,900
NSTAR                                                     95,742       4,266,264
Peoples Energy Corp.                                       1,700          66,810
Pinnacle West Capital Corp.                               91,000       4,059,510
PPL Corp.                                                750,300      32,525,505
Progress Energy, Inc.                                    109,900       4,581,731
Public Service Enterprise Group, Inc.                    930,800      43,096,040
Reliant Energy, Inc.                                     870,700      26,173,242
Southern Co.                                           1,921,300      44,516,521
Teco Energy, Inc.                                         46,400       1,331,216
TXU Corp.                                              1,237,600      58,761,248
Xcel Energy, Inc.                                        937,400      25,684,760
                                                                  --------------
                                                                     726,342,169

                 25 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS Continued
                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
Gas Utilities--1.5%
Dynegy, Inc.                                          1,047,900  $    44,189,943
El Paso Corp.                                           823,969       40,036,654
Enron Corp.                                             886,500       31,018,635
Equitable Resources, Inc.                                31,400        1,004,800
Kinder Morgan, Inc.                                     377,700       21,000,120
NICOR, Inc.                                              45,500        1,763,580
NiSource, Inc.                                          466,800       11,768,028
Questar Corp.                                            36,500          826,360
Western Gas Resources, Inc.                              46,200        1,420,650
Williams Cos., Inc. (The)                             1,894,100       61,652,955
                                                                 ---------------
                                                                     214,681,725
                                                                 ---------------
Total Common Stocks (Cost $13,019,182,207)                        13,971,568,428

                                                         Units
================================================================================
Rights, Warrants and Certificates--0.0%
Dime Bancorp, Inc. Wts., Exp. 1/2/10/1/ (Cost $0)       500,000          125,000

                                                      Principal
                                                         Amount
================================================================================
U.S. Government Obligations--0.8%
U.S. Treasury Nts., 5.875%, 10/31/01
(Cost $119,382,333)                              $  119,600,000      120,085,935

================================================================================
Short-Term Notes--3.0%
American Home Products, 3.57%, 10/5/01               35,000,000       34,881,992
Breeds Hill Capital Co. LLC, Series A:
3.60%, 9/13/01                                       45,000,000       44,946,000
3.64%, 9/10/01                                       30,999,000       30,970,791
Charta Corp.:
3.49%, 10/1/01                                       50,000,000       49,854,583
3.64%, 9/20/01                                       30,000,000       29,942,367
GOVCO, Inc., 3.64%, 9/11/01                          25,000,000       24,974,722
Heller Financial, Inc.:
3.57%, 10/5/01                                       25,000,000       24,915,708
3.58%, 10/2/01                                       50,000,000       49,845,861
3.65%, 10/15/01                                      30,000,000       29,866,167
Homeside Lending, Inc., 3.68%, 9/13/01               20,000,000       19,975,467
Park Avenue Receivables Corp., 3.65%, 9/11/01        50,000,000       49,949,305
Sheffield Receivables Corp., 3.54%, 9/28/01          50,000,000       49,867,250
                                                                 ---------------
Total Short-Term Notes (Cost $439,990,213)                           439,990,213


                 26 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

                                                    Principal      Market Value
                                                       Amount        See Note 1
================================================================================
Repurchase Agreements--1.1%
Repurchase agreement with PaineWebber,Inc., 3.67%,
dated 8/31/01, to be repurchased at $155,246,208
on 9/4/01, collateralized by Federal National
Mortgage Assn., 6%-6.50%, 8/1/16-6/1/31, with a
value of $158,723,300 (Cost $155,183,000)          $  155,183   $   155,183,000

Total Investments, at Value
(Cost $13,733,737,753)                                   01.1%   14,686,952,576

Liabilities in Excess of Other Assets                    (1.1)     (166,126,998)
                                                   -----------------------------
Net Assets                                                100%  $14,520,825,578
                                                   =============================


Footnotes to Statement of Investments

1. Non-income-producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2001. The aggregate fair the value of securities of affiliated companies held by the Fund as of August 31, 2001, amounts to $57,716,272. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                                                   Unrealized
                                      Shares          Gross         Gross             Shares     Appreciation        Dividend
                             August 31, 2000      Additions    Reductions    August 31, 2001    (Depreciation)         Income
-----------------------------------------------------------------------------------------------------------------------------
Canadian 88 Energy Corp.           9,943,300        389,000            --         10,332,300     $(19,659,624)       $     --
Chieftain International, Inc.      1,455,100             --     1,455,100                 --               --              --
Frontier Oil Corp.                 2,554,000             --       110,400          2,443,600       27,911,753         122,180
                                                                                                                     --------
                                                                                                                     $122,180
                                                                                                                     ========

See accompanying Notes to Financial Statements.

                 27 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2001

================================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $13,684,273,609)                  $ 14,629,236,304
Affiliated companies (cost $49,464,144)                              57,716,272
                                                               -----------------
                                                                 14,686,952,576
Cash                                                                    108,466
Receivables and other assets:
Interest and dividends                                               26,253,927
Shares of capital stock sold                                         10,731,410
Investments sold                                                      4,114,167
Other                                                                   200,283
                                                               -----------------
Total assets                                                     14,728,360,829

================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                               176,876,918
Shares of capital stock redeemed                                     22,453,549
Distribution and service plan fees                                    6,273,437
Shareholder reports                                                   1,467,972
Transfer and shareholder servicing agent fees                           116,934
Directors' compensation                                                     108
Other                                                                   346,333
                                                               -----------------
Total liabilities                                                   207,535,251

================================================================================
Net Assets                                                     $ 14,520,825,578
                                                               =================

================================================================================
Composition of Net Assets
Par value of shares of capital stock                           $      4,572,673
Additional paid-in capital                                       14,238,909,964
Undistributed (overdistributed) net investment income                13,472,873
Accumulated net realized gain (loss) on investments and foreign
currency transactions                                              (689,344,689)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in
foreign currencies                                                  953,214,757
                                                               -----------------
Net Assets                                                     $ 14,520,825,578
                                                               =================

                 28 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

================================================================================================
Net Asset Value Per Share

Class A Shares
Net asset value and redemption price per share (based on net assets of
$7,320,747,320 and 227,698,315 shares of capital stock outstanding)                 $      32.15
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                         $      34.11

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,404,510,379
and 172,473,763 shares of capital stock outstanding)                                $      31.34

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$1,562,452,083 and 49,871,989 shares of capital stock outstanding)                  $      31.33

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,641,265
and 238,098 shares of capital stock outstanding)                                    $      32.09

Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $225,474,531 and 6,985,116 shares of capital stock outstanding)       $      32.28

See accompanying Notes to Financial Statements.

                 29 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2001

==========================================================================================
Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $867,785)     $   172,898,121
Affiliated companies                                                              122,180
Interest                                                                       47,665,248
                                                                          ---------------
Total income                                                                  220,685,549
=========================================================================================
Expenses

Management fees                                                                75,697,340
Distribution and service plan fees:
Class A                                                                        19,539,015
Class B                                                                        66,392,149
Class C                                                                        18,251,627
Class N                                                                             6,632
Transfer and shareholder servicing agent fees:
Class A                                                                         9,720,131
Class B                                                                         7,929,404
Class C                                                                         2,204,829
Class N                                                                             2,448
Class Y                                                                           575,437
Shareholder reports                                                             5,648,521
Custodian fees and expenses                                                       258,170
Directors' compensation                                                           131,998
Other                                                                             505,005
                                                                          ---------------
Total expenses                                                                206,862,706
Less reduction to custodian expenses                                             (115,979)
                                                                          ---------------
Net expenses                                                                  206,746,727
=========================================================================================
Net Investment Income                                                          13,938,822
=========================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments:
   Unaffiliated companies                                                    (476,738,103)
   Affiliated companies                                                        19,621,750
Foreign currency transactions                                                  (4,085,373)
                                                                          ---------------
Net realized gain (loss)                                                     (461,201,726)
Net change in unrealized appreciation (depreciation) on:
Investments                                                                (4,573,854,747)
Translation of assets and liabilities denominated in foreign
currencies                                                                    (10,961,515)
                                                                          ---------------
Net change                                                                 (4,584,816,262)
                                                                          ---------------
Net realized and unrealized gain (loss)                                    (5,046,017,988)
=========================================================================================
Net Decrease in Net Assets Resulting from Operations                      ($5,032,079,166)
                                                                          ===============

See accompanying Notes to Financial Statements.

                 30 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,                                              2001             2000
===========================================================================================
Operations

Net investment income (loss)                           $    13,938,822    $     25,716,121
Net realized gain (loss)                                  (461,201,726)        815,637,121
Net change in unrealized appreciation (depreciation)    (4,584,816,262)      2,122,391,238
                                                       ------------------------------------
Net increase (decrease) in net assets resulting from
operations                                              (5,032,079,166)      2,963,744,480
===========================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                    (23,886,190)                 --
Class B                                                              --                 --
Class C                                                              --                 --
Class N                                                              --                 --
Class Y                                                     (1,308,193)                 --
Distributions from net realized gain:
Class A                                                   (433,269,032)       (836,365,157)
Class B                                                   (389,463,020)       (767,512,693)
Class C                                                   (104,804,648)       (200,352,973)
Class N                                                             --                  --
Class Y                                                    (12,950,013)        (18,395,117)
===========================================================================================
Capital Stock Transactions

Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                     859,658,658        974,471,411
Class B                                                    (517,443,348)       854,371,197
Class C                                                      13,431,727        245,292,728
Class N                                                       7,898,778                 --
Class Y                                                      49,200,183         95,078,344
===========================================================================================
Net Assets

Total increase (decrease)                                (5,585,014,264)     3,310,332,220
Beginning of period                                      20,105,839,842     16,795,507,622
                                                       ------------------------------------
End of period [including undistributed
(overdistributed) net investment
income of $13,472,873 and $24,930,155, respectively]   $ 14,520,825,57    $ 20,105,839,842
                                                       ====================================

See accompanying Notes to Financial Statements.

                 31 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Class A       Year Ended August 31,                      2001            2000            1999            1998            1997
===============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $ 45.41          $42.89          $32.32          $33.87          $27.95

Income (loss) from investment operations:
Net investment income                                      .14             .21             .19             .29             .39
Net realized and unrealized gain (loss)                 (11.18)           6.79           12.03             .99            7.91

Total income (loss) from
investment operations                                   (11.04)           7.00           12.22            1.28            8.30

Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.12)             --            (.15)           (.33)           (.40)
Distributions from net realized gain                     (2.10)          (4.48)          (1.50)          (2.50)          (1.98)

Total dividends and/or distributions
to shareholders                                          (2.22)          (4.48)          (1.65)          (2.83)          (2.38)

Net asset value, end of period                         $ 32.15          $45.41          $42.89          $32.32          $33.87
                                                      =========================================================================

===============================================================================================================================
Total Return, at Net Asset Value/1/                     (24.85)%         17.74%          38.62%           3.68%          31.09%

===============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $7,320,747      $9,264,943      $7,723,607      $4,932,817      $4,457,349

Average net assets (in thousands)                   $7,954,409      $8,428,173      $6,721,568      $5,184,111      $3,856,078

Ratios to average net assets:/2/
Net investment income                                     0.47%           0.54%           0.50%           0.83%           1.29%
Expenses                                                  0.86%           0.90%           0.91%/3/        0.90%/3/        0.94%/3/

Portfolio turnover rate                                     76%             73%             72%             81%             62%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                32 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


Class B Year Ended August 31,                2001         2000          1999        1998            1997
=============================================================================================================
Per Share Operating Data
Net asset value, beginning of period    $   44.50   $    42.42   $     32.07   $   33.66      $    27.79

Income (loss) from investment
operations:
Net investment income                        (.13)        (.08)         (.08)        .04             .17
Net realized and unrealized gain (loss)    (10.93)        6.64         11.93         .96            7.86
Total income (loss) from
investment operations                      (11.06)        6.56         11.85        1.00            8.03
Dividends and distributions to
shareholder:
Dividends from net investment income           --           --            --        (.09)           (.18)
Distributions from net realized gain        (2.10)       (4.48)        (1.50)      (2.50)          (1.98)
Total dividends and/or distributions
to shareholders                             (2.10)       (4.48)        (1.50)       (2.59)         (2.16)
Net asset value, end of period          $   31.34   $    44.50   $     42.42   $    32.07     $    33.66
                                        =====================================================================

=============================================================================================================
Total Return, at Net Asset Value/1/        (25.39)%      16.84%        37.62%        2.86%         30.12%

=============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                             $5,404,510   $8,367,040   $ 7,072,718   $4,168,498     $3,307,852
Average net assets (in thousands)      $6,630,335   $7,628,232   $ 5,930,303   $4,122,775     $2,640,976
Ratios to average net assets:/2/
Net investment income (loss)                (0.29)%      (0.22)%       (0.26)%       0.06%          0.53%
Expenses                                     1.61%        1.66%         1.66%        1.66%/3/       1.69%/3/
Portfolio turnover rate                        76%          73%           72%          81%            62%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

               33   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended August 31,               2001      2000      1999       1998       1997
============================================================================================
Per Share Operating Data
Net asset value, beginning of period     $ 44.50    $ 42.41    $ 32.07    $ 33.64    $ 27.78
--------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                (.11)      (.08)      (.09)       .03        .16
Net realized and unrealized gain (loss)   (10.96)      6.65      11.93        .98       7.85
Total income (loss) from
investment operations                     (11.07)      6.57      11.84       1.01       8.01
Dividends and/or distributions to
shareholders:
Dividends from net investment income          --         --         --       (.08)      (.17)
Distributions from net realized gain       (2.10)     (4.48)     (1.50)     (2.50)     (1.98)
Total dividends and/or distributions
to shareholders                            (2.10)     (4.48)     (1.50)     (2.58)     (2.15)
Net asset value, end of period           $ 31.33    $ 44.50    $ 42.41    $ 32.07    $ 33.64
                                         ===================================================

============================================================================================
Total Return, at Net Asset Value/1/       (25.42)%    16.87%     37.59%      2.91%     30.07%

============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                            $1,562,452 $2,213,568 $1,850,787 $1,144,692 $1,030,132
Average net assets (in thousands)     $1,825,540 $2,004,263 $1,583,189 $1,184,355 $  904,197
Ratios to average net assets:/2/
Net investment income (loss)               (0.29)%    (0.23)%    (0.25)%     0.07%      0.54%
Expenses                                    1.61%      1.67%      1.66%      1.65%/3/   1.69%/3/
Portfolio turnover rate                       76%        73%        72%        81%        62%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

               34   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

Class N Period Ended August 31,                                        2001/1/
================================================================================
Per Share Operating Data

Net asset value, beginning of period                                 $   34.36
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                      .02
Net realized and unrealized gain (loss)                                  (2.29)
                                                                     ---------
Total income (loss) from
investment operations                                                    (2.27)
Dividends and distributions to shareholders:
Dividends from net investment income                                        --
Distributions from net realized gain                                        --
Total dividends and distributions
to shareholders                                                             --
Net asset value, end of period                                       $   32.09
                                                                     ==========

===============================================================================
Total Return, at Net Asset Value/2/                                      (6.61)%

===============================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                             $   7,641
Average net assets (in thousands)                                    $   2,672
Ratios to average net assets:/3/
Net investment income                                                     0.36%
Expenses                                                                  1.16%
Portfolio turnover rate                                                     76%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


               35   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended August 31,               2001      2000      1999      1998     1997/1/
==============================================================================================
Per Share Operating Data
Net asset value, beginning of period    $  45.64  $  43.00  $  32.38  $  33.94     $ 29.55
Income (loss) from investment
operations:
Net investment income                        .17       .24       .24       .38         .41
Net realized and unrealized gain (loss)   (11.22)     6.88     12.07       .97        6.30
Total income (loss) from
investment operations                     (11.05)     7.12     12.31      1.35        6.71
Dividends and/or distributions to
shareholders:
Dividends from net investment income        (.21)       --      (.19)     (.41)       (.34)
Distributions from net realized gain       (2.10)    (4.48)    (1.50)    (2.50)      (1.98)
Total dividends and/or distributions
to shareholders                            (2.31)    (4.48)    (1.69)    (2.91)      (2.32)
Net asset value, end of period          $  32.28  $  45.64  $  43.00  $  32.38     $ 33.94
                                        ======================================================

==============================================================================================
Total Return, at Net Asset Value/2/       (24.76)%   18.00%    38.84%     3.88%      23.98%

==============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in           $225,475  $260,289  $148,397  $ 53,063     $16,250
thousands)
Average net assets (in thousands)       $239,222  $205,586  $ 99,155  $ 36,554     $ 5,431
Ratios to average net assets:/3/
Net investment income                       0.60%     0.77%     0.63%     1.02%       1.58%
Expenses                                    0.73%     0.66%     0.77%     0.67%/4/    0.65%/4/
Portfolio turnover rate                       76%       73%       72%       81%         62%

 1. For the period from November 1, 1996 (inception of offering) to August 31, 1997.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


               36   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. Significant Accounting Policies

Oppenheimer Main Street Growth & Income Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total return, which includes current income and capital appreciation in the value of its shares, from equity and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


               37   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1. Significant Accounting Policies Continued
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $2,878,134, a decrease in undistributed net investment income of $201,721, and an increase in accumulated net realized loss on investments of $2,676,413. This reclassification includes $2,878,134 distributed in connection with Fund share redemptions which increased paid-in capital and increased accumulated net realized loss. Net assets of the Fund were unaffected by the reclassifications.

               38   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Noncash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

               39   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
================================================================================
2. Capital Stock
The Fund has authorized 840 million shares of $.01 par value capital stock. Transactions in shares of capital stock were as follows:

                                     Year Ended August 31, 2001/1/       Year Ended August 31, 2000
                                      Shares             Amount            Shares          Amount
-------------------------------------------------------------------------------------------------------
Class A
Sold                                 55,877,160     $2,020,164,974       52,078,604    $ 2,188,227,198
Dividends and/or distributions
reinvested                           12,142,654        438,957,131       18,965,173        757,847,403
Redeemed                            (44,357,777)    (1,599,463,447)     (47,076,017)    (1,971,603,190)
                                  ----------------------------------------------------------------------
Net increase (decrease)              23,662,037     $  859,658,658       23,967,760    $   974,471,411
                                  ======================================================================
Class B
Sold                                 23,528,539     $  847,477,675       39,952,471    $ 1,655,606,879
Dividends and/or distributions
reinvested                           10,405,252        368,555,673       18,413,884        725,319,656
Redeemed                            (49,466,088)    (1,733,476,696)     (37,089,266)    (1,526,555,338)
                                  ----------------------------------------------------------------------
Net increase (decrease)             (15,532,297)    $ (517,443,348)      21,277,089    $   854,371,197
                                  ======================================================================
Class C
Sold                                  7,392,877     $  267,612,734       12,329,312    $   509,154,643
Dividends and/or distributions
reinvested                            2,790,677         98,845,701        4,785,416        188,449,754
Redeemed                            (10,059,172)      (353,026,708)     (11,002,798)      (452,311,669)
                                  ----------------------------------------------------------------------
Net increase (decrease)                 124,382     $   13,431,727        6,111,930    $   245,292,728
                                  ======================================================================
Class N
Sold                                    240,135     $    7,966,494               --    $            --
Dividends and/or distributions
reinvested                                   --                 --               --                 --
Redeemed                                 (2,037)           (67,716)              --                 --
                                  -----------------------------------------------------------------------
Net increase (decrease)                 238,098     $    7,898,778               --    $            --
                                  =======================================================================
Class Y
Sold                                  3,547,525     $  131,540,535        4,234,165    $   179,097,253
Dividends and/or distributions
reinvested                              393,067         14,252,627          458,846         18,395,117
Redeemed                             (2,658,808)       (96,592,979)      (2,441,080)      (102,414,026)
                                  -----------------------------------------------------------------------
Net increase (decrease)               1,281,784     $   49,200,183        2,251,931    $    95,078,344
                                  =======================================================================

1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.


               40   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2001, were $12,612,277,910 and $12,135,188,361, respectively.

As of August 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $13,760,965,512 was:

Gross unrealized appreciation               $ 1,788,182,253
Gross unrealized depreciation                  (862,195,189)
                                            ----------------
Net unrealized appreciation
(depreciation)                              $   925,987,064
                                            ================
================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million and 0.45% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended August 31, 2001, was an annualized rate of 0.45%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate         Class A      Commissions      Commissions      Commissions     Commissions
                    Front-End       Front-End       on Class A       on Class B       on Class C      on Class N
                Sales Charges   Sales Charges           Shares           Shares           Shares          Shares
                   on Class A     Retained by      Advanced by      Advanced by      Advanced by     Advanced by
Year Ended             Shares     Distributor   Distributor/1/   Distributor/1/   Distributor/1/  Distributor/1/
------------------------------------------------------------------------------------------------------------------
August 31, 2001   $18,699,768      $5,001,243       $1,716,658      $28,052,844       $2,227,017         $56,915


1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                              Class A                  Class B                    Class C                  Class C
                           Contingent               Contingent                 Contingent               Contingent
                             Deferred                 Deferred                   Deferred                 Deferred
                        Sales Charges            Sales Charges              Sales Charges            Sales Charges
                          Retained by              Retained by                Retained by              Retained by
Year Ended                Distributor              Distributor                Distributor              Distributor
------------------------------------------------------------------------------------------------------------------
August 31, 2001               $94,981              $12,539,280                   $285,411                     $109


               41   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2001, payments under the Class A plan totaled $19,539,015, all of which were paid by the Distributor to recipients, and included $1,064,353 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

               42   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

Distribution fees paid to the Distributor for the year ended August 31, 2001, were as follows:

                                                                                 Distributor's
                                                                Distributor's        Aggregate
                                                                    Aggregate     Unreimbursed
                                                                 Unreimbursed    Expenses as %
                     Total Payments      Amount Retained             Expenses    of Net Assets
                         Under Plan       by Distributor           Under Plan         of Class
----------------------------------------------------------------------------------------------
Class B Plan          $  66,392,149         $ 52,134,793      $   104,138,432             1.93%
Class C Plan             18,251,627            2,479,314           21,433,217             1.37
Class N Plan                  6,632                5,208               43,485             0.57
==============================================================================================

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation. The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended or at August 31, 2001.

               43   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

INDEPENDENT AUDITORS' REPORT
================================================================================
The Board of Directors and Shareholders of
Oppenheimer Main Street Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Growth & Income Fund, a series of Oppenheimer Main Street Funds, Inc., including the statement of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlight for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Growth & Income Fund, a series of Oppenheimer Main Street Funds, Inc., as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
September 24, 2001


               44   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FEDERAL INCOME TAX INFORMATION Unaudited
================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends and distributions of $2.2187, $2.1028, $2.1028 and $2.3152 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 5, 2000, of which $2.1028 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     Dividends paid by the Fund during the fiscal year ended August 31, 2001, which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

               45   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

OPPENHEIMER MAIN STREET(R)GROWTH & INCOME FUND

A Series of Oppenheimer Main Street Funds, Inc.
================================================================================
Officers and Directors   James C. Swain, Director and Chairman of the Board
                         William L. Armstrong, Director
                         Robert G. Avis, Director
                         George C. Bowen, Director
                         Edward L. Cameron, Director
                         Jon S. Fossel, Director
                         Sam Freedman, Director
                         C. Howard Kast, Director
                         Robert M. Kirchner, Director
                         F. William Marshall, Jr., Director
                         Charles Albers, Vice President
                         Nikolaos D. Monoyios, Vice President
                         Andrew J. Donohue, Vice President and Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary
================================================================================
Investment Advisor       OppenheimerFunds, Inc.
================================================================================
Distributor              OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
================================================================================
Custodian of             The Bank of New York
Portfolio Securities
================================================================================
Independent Auditors     Deloitte & Touche LLP
================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., 6803 S. Tucson Way, Englewood, CO 80112-3924

         (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

               46   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


OPPENHEIMERFUNDS FAMILY
Global Equity     Developing Markets Fund            Global Fund
                  International Small Company Fund   Quest Global Value Fund
                  Europe Fund                        Global Growth & Income Fund
                  International Growth Fund
------------------------------------------------------------------------------------
Equity            Stock                              Stock & Bond
                  Emerging Technologies Fund         Quest Opportunity Value Fund
                  Emerging Growth Fund               Total Return Fund
                  Enterprise Fund                    Quest Balanced Value Fund
                  Discovery Fund                     Capital Income Fund
                  Main Street(R)Small Cap Fund        Multiple Strategies Fund
                  Small Cap Value Fund/1/            Disciplined Allocation Fund
                  MidCap Fund                        Convertible Securities Fund
                  Main Street(R)Opportunity Fund      Specialty
                  Growth Fund                        Real Asset Fund(R)
                  Capital Appreciation Fund          Gold & Special Minerals Fund
                  Main Street(R) Growth &
                    Income Fund
                  Large Cap Growth Fund
                  Value Fund/2/
                  Quest Capital Value Fund
                  Quest Value Fund
                  Trinity Growth Fund
                  Trinity Core Fund
                  Trinity Value Fund
------------------------------------------------------------------------------------
Income            Taxable                            Municipal
                  International Bond Fund            California Municipal Fund/4/
                  High Yield Fund                    Florida Municipal Fund/4/
                  Champion Income Fund               New Jersey Municipal Fund/4/
                  Strategic Income Fund              New York Municipal Fund/4/
                  Bond Fund                          Pennsylvania Municipal Fund/4/
                  Senior Floating Rate Fund          Municipal Bond Fund
                  U.S. Government Trust              Intermediate Municipal Fund
                  Limited-Term Government Fund
                  Capital Preservation Fund/3/
                  Rochester Division
                  Rochester Fund Municipals
                  Limited Term New York
                    Municipal Fund
------------------------------------------------------------------------------------
Select Managers   Stock                              Stock & Bond
                  Mercury Advisors Focus             QM Active Balanced Fund/3/
                    Growth Fund
                  Gartmore Millennium Growth Fund
                    II5
                  Jennison Growth Fund
                  Salomon Brothers Capital Fund
                  Mercury Advisors S&P 500(R)
                    Index Fund/3/
------------------------------------------------------------------------------------
Money Market/6/   Money Market Fund                 Cash Reserves

1. The Fund's name was changed from "Oppenheimer Quest Small Cap Fund/SM/" on 3/1/01.
2. The Fund's name was changed from "Oppenheimer Disciplined Value Fund" on 2/28/01.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

               47   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here to help.

Internet

24-hr access to account information and transactions/2/
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink/2/
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET 1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder reports and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com
--------------------------------------------------------------------------------
Ticker Symbols Class A: MSIGX Class B: OMSBX Class C: MIGCX Class Y: MIGYX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.

2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                           [LOGO] OPPENHEIMER FUNDS